COUNTERPATH CORPORATION

SUBSCRIPTION AGREEMENT

UNITS

INSTRUCTIONS TO PURCHASER

ALL SUBSCRIBERS:

1. Complete and sign pages 2, 3 and 4 of the Subscription Agreement.

2. If you are purchasing less than CDN$150,000, complete and sign the Accredited Investor Status Certificate which is attached as Schedule “A” to the Subscription Agreement.

3. If you are not an individual (that is, the Subscriber is a corporation, trust, portfolio manager or other entity that (i) is purchasing more than 5% of the outstanding Common Shares of the Corporation, (ii) is currently an Insider, (iii) will become an Insider upon completion of the Offering, or (iv) is a member of the Pro Group), then complete and sign the “Corporate Placee Registration Form” (Form 4C) which is attached as Schedule “C” to the Subscription Agreement. If you have previously submitted this form to the TSX Venture Exchange and there have been no changes to its content then please check the box to that effect on page 4.

U.S. SUBSCRIBERS ONLY:

Complete items 1, 2 and 3 above, as applicable. Also complete and sign the U.S. Accredited Investor Status Certificate which is attached as Schedule “B” to the Subscription Agreement.

THE SECURITIES SUBSCRIBED FOR HEREIN WILL BE SUBJECT TO A HOLD PERIOD UNDER THE APPLICABLE SECURITIES LAWS IN CANADA OF FOUR MONTHS AND ONE DAY FROM THE CLOSING DATE (AS DEFINED IN THIS SUBSCRIPTION AGREEMENT) AND THE CERTIFICATES EVIDENCING THE SECURITIES WILL BEAR A LEGEND TO THAT EFFECT, AS APPLICABLE. CONSEQUENTLY, THE SECURITIES MAY ONLY BE RESOLD DURING SUCH PERIOD IN ACCORDANCE WITH APPROPRIATE STATUTORY EXEMPTIONS FROM THE PROSPECTUS REQUIREMENTS OF THE APPLICABLE SECURITIES LAWS . THE SUBSCRIBER IS ADVISED TO CONSULT ITS OWN LEGAL ADVISORS IN THIS REGARD.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL FOUR MONTHS AND ONE DAY FROM THE CLOSING DATE (AS DEFINED IN THIS SUBSCRIPTION AGREEMENT);

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION FOR UNITS

TO:	COUNTERPATH CORPORATION (the “Corporation”)

     The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of units (the “Units”) of the Corporation set forth below at a price of CDN$2.50 per Unit on the terms and conditions set out herein and in the applicable schedules attached hereto. Each Unit shall consist of one (1) common share in the capital of the Corporation (each a “Share”) and one-half (½) of one non-transferable common share purchase warrant (each whole warrant, a “Warrant”). Each whole Warrant shall entitle the holder to purchase one common share in the capital of the Corporation (a “Warrant Share”) at a price of CDN$3.25 per Warrant Share for a period of two years following the Closing Date (as defined below).

     The Units are immediately severable into their constituent Shares and Warrants upon issuance. The Units, Shares, Warrants and Warrant Shares are herein collectively referred to as the “Securities.” The Units are part of an offering (the “Offering”) of up to 1,400,000 Units for gross aggregate proceeds of up to CDN$3,500,000, or such other number as the Corporation may determine in its sole discretion.

Subscriber Information		Units to be Purchased

		Number of Units:	x CDN$2.50
(Name of Subscriber)

Account Reference (if applicable):
Aggregate Subscription Price:
X			(the “Subscription Price”)
(Signature of Subscriber – if the Subscriber is an Individual)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)		Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name and Title of Authorized Signatory – if the Subscriber is not
an Individual)
(Name of Disclosed Principal)
(Subscriber’s Address, including city and Postal Code)
(Address of Disclosed Principal)

(Account Reference, if applicable)
(Telephone Number)	(Email Address)

Register the Shares, Warrants and Warrant Shares as set forth below:		Deliver the Shares, Warrants and Warrant Shares as set forth below:

(Name to Appear on Share and Warrant Certificate)		(Attention - Name)

(Account Reference, if applicable)		(Account Reference, if applicable)

(Address, including Postal Code)
(Address, including Postal Code)

(Telephone Number)

* * * *

Note: The Subscriber must either be:

(a)	purchasing the securities offered hereunder as principal; or

(b)	deemed to be purchasing such securities as principal, by virtue of being:

(i)

a trust company or trust corporation described in paragraph (16) of the definition of “accredited investor” in Schedule “A” (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) (and, if a U.S. Person, a trust as described in Schedule “B”); or

(ii) a person described in paragraph (17) of the definition of “accredited investor” in Schedule “A”.

Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ ]	beneficially owns NO common shares of the Corporation (“Common Shares”) or securities convertible into Common Shares; or

[ ]	beneficially owns Common Shares which includes Common Shares and/or convertible securities entitling the Subscriber to acquire an additional Common Shares.

Insider Status

The Subscriber either [check appropriate box]:

[ ]	is an “Insider” of the Corporation as defined in the Policies of the TSX Venture Exchange (the “Exchange”); or

[ ]	is not an Insider of the Corporation.

“Insider” means:

(a)	a director or senior officer of the Corporation;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Corporation; and

(c)	a person that beneficially owns or controls, directly or indirectly, Common Shares carrying more than 10% of the voting rights attached to all outstanding Common Shares.

Member of “Pro Group”

The Subscriber either [check appropriate box]:

[ ]	is a member of the “Pro Group” as defined in the Policies of the Exchange and below; or

[ ]	is not a Member of the Pro Group.

The definition of “Pro Group” is as follows:

(a)	Subject to subparagraphs (b), (c) and (d), “Pro Group” will include, either individually or as a group:

(i)	the member (i.e. a member of the Exchange under the applicable Exchange requirements) (the “Member”);

(ii)	employees of the Member;

(iii)	partners, officers and directors of the Member;

(iv)	Affiliates (as defined in applicable Exchange policies) of the Member; and

(v)	Associates (as defined in applicable Exchange policies) of any parties referred to in subparagraphs (i) through (iv).

(b)

The Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is not acting at arm’s length to the Member.

(c)

The Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is acting at arm’s length to the Member.

(d)	The Exchange may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (a) to be excluded from the Pro Group where the Exchange determines that:

	(i)	the person is an affiliate or associate of the Member acting at arm’s length of the Member;

	(ii)	the associate or affiliate has a separate corporate and reporting structure;

	(iii)	there are sufficient controls on information flowing between the Member and the associate or affiliate; and

	(iv)	the member maintains a list of such excluded persons.

Corporate Placee Form

The Subscriber, if a corporation, trust, portfolio manager or other entity that (i) is purchasing more than 5% of the outstanding Common Shares of the Corporation, (ii) is currently an Insider, (iii) will become an Insider upon completion of the Offering, or (iv) is a member of the Pro Group, either [check appropriate box]:

[ ]	has a current Corporate Placee Registration Form on file with the Exchange; or

[ ]	has completed and returned with this Subscription Agreement a duly executed Corporate Placee Registration Form (Schedule “C” to this Subscription Agreement).

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

This subscription is accepted by the Corporation this _______ day of __________________, 2012.

COUNTERPATH CORPORATION

Per:
Authorized Signatory

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1. Defined Terms.

In addition to the terms defined throughout this Subscription Agreement, the following capitalized terms used in this Subscription Agreement have the following meanings:

“1933 Act” means the United States Securities Act of 1933, as amended;

“1934 Act” means the United States Securities Exchange Act of 1934, as amended;

“Accredited Investor Status Certificate” means the accredited investor status certificate in the form attached hereto as Schedule “A”;

“beneficial purchaser” means a person for whom the Subscriber is acting in purchasing the Units who will be the beneficial owner of the Securities within the meaning attributed to such term by Rule 13d-3 adopted by the SEC under the 1934 Act;

“beneficial ownership” has the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

“BC Act” means the Securities Act (British Columbia);

“Business Day” means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia or Toronto, Ontario;

“Closing” means the closing on the Closing Date of the transaction of purchase and sale of the Units as contemplated by this Subscription Agreement;

“Closing Date” means June <>, 2012, or such later date as may be determined by the Corporation;

“Closing Time” means 8:00 a.m. (Vancouver time) or such other time as may be determined by the Corporation;

“Commissions” has the meaning ascribed thereto in Section 16 of this Subscription Agreement;

“Common Share” has the meaning ascribed thereto on page 3 of this Subscription Agreement;

“Corporation” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“EDGAR” means the SEC’s electronic data gathering and retrieval system;

“Exchange” has the meaning ascribed thereto on page 3 of this Subscription Agreement;

“International Jurisdiction” has the meaning ascribed thereto in Section 7(f)(i) of this Subscription Agreement;

“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions;

“Offering” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“OTCBB” means the OTC Bulletin Board;

“PCMLTFA” has the meaning ascribed thereto in Section 5 of this Subscription Agreement;

“Public Record” means the registration statements, prospectuses, annual reports, quarterly reports, proxy statements, current reports, press releases and any other documents or reports filed by the Corporation on SEDAR or with the SEC on EDGAR during the 18 months preceding the date hereof;

“Regulation D” means Regulation D adopted by the SEC under the 1933 Act;

“Regulation S” means Regulation S adopted by the SEC under the 1933 Act;

“SEC” means the United States Securities and Exchange Commission;

“Securities” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“Securities Laws” means the securities laws, regulations, rules, rulings and orders and the blanket rulings and policies and written interpretations of, and multilateral or national instruments adopted by, the Securities Regulators and the policies and rules of any applicable stock exchange or quotation or stock reporting system, including the Exchange and the OTCBB;

“Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires;

“SEDAR” means the System for Electronic Document Analysis and Retrieval operated by CDS, Inc.;

“Selling Jurisdictions” means all of the Provinces of Canada, the United States, the state of the United States in which the Subscriber is resident, if applicable, and any other jurisdictions which are agreed to by the Corporation; and “Selling Jurisdiction” means, in the case of any Subscriber, the jurisdiction(s) in which such Subscriber is resident;

“Shares” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“Subscriber” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“Subscription Agreement” means this subscription agreement and the schedules attached hereto;

“Subscription Price” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

 “Units” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“United States” means the United States, as that term is defined in Rule 902 of Regulation S;

“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501 of Regulation D;

“U.S. Accredited Investor Status Certificate” means the accredited investor status certificate in the form attached hereto as Schedule “B”;

“U.S. Person” means a U.S. person as that term is defined in Rule 902 of Regulation S;

“U.S. Subscriber” means (a) any person purchasing the Units in the United States, (b) any U.S. Person, (c) any person purchasing the Units on behalf of any person in the United States or any U.S. Person, (d) any person that receives or received an offer for the Units while in the United States, or (e) any person that is in the United States at the time the buy order was made or this Subscription Agreement was executed;

“Warrant” has the meaning ascribed thereto on page 1 of this Subscription Agreement; and

“Warrant Share” has the meaning ascribed thereto on page 1 of this Subscription Agreement.

2. Delivery and Payment. The Subscriber agrees to deliver to the Corporation by no later than 1:00 p.m. (Vancouver time) on June <>, 2012, as applicable, the following:

(a)	a completed and duly executed copy of this Subscription Agreement;

(b)	if the Subscriber is purchasing less than CDN$150,000, a completed and duly executed copy of the Accredited Investor Status Certificate which is attached hereto as Schedule “A”;

(c)	if the Subscriber is a U.S. Subscriber, a completed and duly executed copy of the U.S. Accredited Investor Status Certificate which is attached hereto as Schedule “B”;

(d)	if applicable, a completed and duly executed copy of the Corporate Placee Registration Form (Form 4C) which is attached hereto as Schedule “C”;

(e)	all other documents as may be required by the Securities Laws or reasonably requested by the Corporation; and

(f)

a certified cheque or bank draft drawn on a Canadian chartered bank or wire transfer in immediately available funds payable to the Corporation or such other person as the Corporation shall direct the Subscriber, representing the Subscription Price payable by the Subscriber for the Units set out on the second page of this Subscription Agreement.

3. Closing. The Closing will be held at the offices of the Corporation’s legal counsel, Clark Wilson LLP, at 885 West Georgia Street, Suite 800, Vancouver, British Columbia at the Closing Time on the Closing Date, all in accordance with this Subscription Agreement. The Subscriber acknowledges that the certificates representing Shares and Warrants will be available for delivery upon Closing provided that the Subscriber has satisfied the requirements of Section 2 hereof and the Corporation has accepted this Subscription Agreement.

     The Subscriber authorizes the Corporation to treat the Subscription Price as an interest free loan until the Closing Date and the Subscriber authorizes the Corporation and its lawyers to release the Subscription Price to the Issuer prior to the Closing. The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Price and any other documents delivered in connection herewith will be held by or on behalf of the Corporation. In the event that this Subscription Agreement is not accepted by the Corporation for whatever reason, which the Corporation expressly reserves the right to do, the Subscription Price (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement.

     The Subscriber acknowledges and agrees that Clark Wilson LLP has acted as counsel only to the Corporation and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Corporation and Clark Wilson LLP have given the Subscriber the opportunity to seek, and have recommended that the Subscriber obtain, independent legal advice with respect to the subject matter of this Subscription Agreement and, further, the Subscriber hereby represents and warrants to the Corporation and Clark Wilson LLP that the Subscriber has sought independent legal advice or it hereby waives such advice.

4. Certain Subscriber Acknowledgements. The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) with the Corporation (which acknowledgements and agreements shall survive the Closing) that:

(a)

no securities commission, agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit of an investment in, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Securities;

(b)

the offer, sale and delivery of the Units is conditional upon such being exempt from the prospectus requirements and any requirement to deliver an offering memorandum in connection with the distribution of the Units under the Securities Laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without a prospectus;

(c)

the financial statements of the Corporation have been prepared in accordance with generally accepted accounting principles of the United States, which differ in some respects from generally accepted accounting principles of Canada, and thus may not be comparable to financial statements of Canadian companies;

(d)

no prospectus or offering memorandum within the meaning of the Securities Laws has been delivered to or summarized for or seen by the Subscriber (and, if applicable, others for whom it is contracting hereunder) in connection with the Offering and the Subscriber (and, if applicable, others for whom it is contracting hereunder) is not aware of any prospectus or offering memorandum having been prepared by the Corporation;

(e)

in purchasing the Units, the Subscriber (and, if applicable, others for whom it is contracting hereunder) has relied solely upon the Public Record relating to the Corporation and this Subscription Agreement, and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Corporation or any employee, agent or affiliate thereof or any other person associated therewith. The Subscriber, on its own behalf and on behalf of others for whom the Subscriber is contracting hereunder, has acknowledged that the decision to purchase the Units was made on the basis of the Public Record and this Subscription Agreement;

(f)	the Units are being offered for sale on a “private placement” basis;

(g)

none of the Securities have been registered under the 1933 Act or the securities laws of any state, and the Securities may not be offered or sold, directly or indirectly, in the United States or to, or for the account or benefit of, a U.S. Person or a person in the United States unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available;

(h)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable Securities Laws;

(i)

in accepting this Subscription Agreement, the Corporation is relying upon the representations and warranties and acknowledgements of the Subscriber set out herein including, without limitation, in connection with determining the eligibility of the Subscriber or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase Units under the Securities Laws. The Subscriber hereby agrees to notify the Corporation immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber or the beneficial purchaser contained in this Subscription Agreement which takes place prior to Closing;

(j)	no documents in connection with the sale of the Securities hereunder have been reviewed by any Securities Regulators;

(k)	there is no government or other insurance covering the Securities;

(l)	there are risks associated with the purchase of the Securities;

(m)

the Subscriber will indemnify and hold harmless the Corporation and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Corporation in connection therewith;

(n)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Corporation is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder; and

	(ii)	applicable resale restrictions;

(o)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the Offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(p)

the Securities are subject to the terms, conditions and provisions of this Subscription Agreement (including the schedules hereto), the constating documents of the Corporation and the Agency Agreement;

(q)

the Warrants are non-transferable, and the certificates evidencing the Shares and Warrants will bear a legend, and the Warrant Shares may bear a legend, regarding restrictions on transfer as required pursuant to applicable Securities Laws as set out in Section 7 of this Subscription Agreement;

(r)

the Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein and the Corporation will refuse to register any transfer of the Securities not made in accordance with Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act and any applicable state or other law;

(s)

the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus under the Securities Laws or other applicable securities legislation and, as a consequence of acquiring Units pursuant to this exemption: (i) certain protections, rights and remedies provided by the Securities Laws or other applicable securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber, (ii) the common law may not provide the Subscriber with an adequate remedy in the event that it suffers investment losses in connection with securities acquired in the Offering, (iii) the Subscriber may not receive information that would otherwise be required to be given under the Securities Laws, and (iv) the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws; and

(t)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase the Subscriber’s Securities;

	(ii)	that any person will refund the purchase price of the Subscriber’s Securities; or

	(iii)	as to the future price or value of any of the Subscriber’s Securities.

5. Conditions of Closing. It is a condition of Closing that (i) all documents required to be completed and signed in accordance with Section 2 hereof be received prior to the Closing Date, (ii) the Corporation will have obtained all necessary approvals and consents, including regulatory approvals, (iii) the issue and sale of the Units be exempt from the requirement to file a prospectus and any requirement to deliver an offering memorandum under applicable Securities Laws relating to the sale of the Units, or the Corporation will have received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and (iv) the Corporation will have obtained conditional approval of the Exchange for the listing of the Shares and the Warrant Shares.

     The Subscriber acknowledges and agrees that the Corporation may be required to provide the Securities Regulators or other authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) with a list setting forth the identities of the beneficial purchasers of the Units. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

6. Representations, Warranties, Acknowledgements and Covenants. The Subscriber hereby represents and warrants to, and covenants with (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) the Corporation (and acknowledges that the Corporation is relying on them), which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing Date:

(a)

the Subscriber and any beneficial purchaser for whom it is acting is resident in, or if not an individual, has its head office in, the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Securities and the Subscriber was solicited to purchase in such jurisdiction;

(b)	the Subscriber complies with one of the following:

	(i)	the Subscriber is an “accredited investor” within the meaning of NI 45-106 and:

A.

is either purchasing the Securities (I) as principal and not for the benefit of any other person, or is deemed under NI 45-106 to be purchasing the Securities as principal, or (II) as agent for a beneficial purchaser disclosed in this Subscription Agreement, and is an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom the Subscriber is contracting hereunder is purchasing as principal and not for the benefit of any other person, or is deemed under NI 45- 106 to be purchasing the Securities as principal, and such disclosed beneficial purchaser is an “accredited investor” within the meaning of NI 45-106;

B.

if the Subscriber is, or the beneficial purchaser for whom the Subscriber is contracting hereunder is, as the case may be, a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000, the Subscriber was not, or the beneficial purchaser for whom the Subscriber is contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

		C.	the Subscriber has concurrently executed and delivered a certificate in the form attached as Schedule “A” hereto; or

	(ii)	the Subscriber is purchasing as principal and has purchased that number of Units having an acquisition cost to the Subscriber of not less than CDN$150,000 to be paid in cash on the Closing Date;

(c)

the Subscriber is not a person created, or used solely, to purchase or hold the Units in order to comply with an exemption from the prospectus requirements of Securities Laws and if the Subscriber is not an individual, it pre-existed the Offering and has a bona fide purpose other than investment in the Units;

(d)

the Subscriber will only offer, sell or otherwise transfer the Securities pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from the registration requirements imposed by the 1933 Act and in compliance with applicable state Securities Laws (and, in each case where there is no effective registration statement, only if an opinion of counsel of recognized standing reasonably satisfactory to the Corporation has been provided to the Corporation to that effect, if applicable);

(e)

the Subscriber acknowledges and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the 1933 Act or is made in compliance with the exemption from registration provided by Rule 144 promulgated under the 1933 Act;

(f)

the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Securities or any part thereof, or any interest therein, and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(g)	if the Subscriber is not a U.S. Subscriber and unless the Subscriber has made the representations set forth below in Section 7(e) hereof and has completed Schedule “B” attached hereto:

	(i)	the Subscriber is not a person in the United States or a U.S. Person and is not acquiring the Securities for the account or benefit of any person in the United States or any U.S. Person;

	(ii)	the Subscriber did not receive an offer to buy or sell the Securities in the United States;

	(iii)	at the time the buy order for the Securities was originated, the Subscriber was outside the United States and this Subscription Agreement was not executed or delivered in the United States; and

(iv)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares or the Warrant Shares pursuant to registration of any of the Shares or the Warrant Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(v)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or pursuant to an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable Securities Laws and in the case of an offer or sale pursuant to an exemption from the registration provisions of the 1933 Act, the Corporation may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Corporation confirming that the sale is not subject to the registration requirements of the 1933 Act;

(vi)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable Securities Laws; and

(vii)

except as otherwise permitted by Regulation S, the Subscriber agrees that it will not, during the Distribution Compliance Period, act as a distributor (as such term is defined in Regulation S), either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities other than to or for the account or benefit of a non-U.S. Person;

(h)	if the Subscriber is a U.S. Subscriber, then:

(i)

the Subscriber understands and acknowledges that the Securities have not been registered under the 1933 Act or any state securities laws and that the sale of the Units contemplated hereby is being made to a limited number of U.S. Accredited Investors in transactions not requiring registration under the 1933 Act; accordingly the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act;

(ii)

the Subscriber acknowledges that the Corporation has not registered the offer and sale to the Subscriber of the Securities under the 1933 Act and the Subscriber acknowledges that there may be substantial restrictions on the transferability of, and that it may not be possible to liquidate its investment readily in, the Shares or the Warrant Shares;

(iii)

the Subscriber is a U.S. Accredited Investor and acknowledges that it is acquiring the Units as an investment for its own account or for the account of a U.S. Accredited Investor as to which it exercises sole investment discretion and not with a view to any resale, distribution or other disposition of the Units in violation of the federal or state Securities Laws and the Subscriber has concurrently executed and delivered a certificate in the form attached as Schedule “B” hereto. The Subscriber acknowledges that it will be required to confirm its status as a U.S. Accredited Investor and make similar representations to those contained in this Section 7(e) at the time of exercise of any Warrants;

(iv)

the Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences under United States, state, local or foreign tax law of the acquisition, holding or disposition of the Securities, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment;

(v)

the Subscriber understands that none of the Shares or the Warrant Shares may be sold or transferred in the United States or to a U.S. Person unless an exemption is available from the registration requirements of the 1933 Act and any other applicable Securities Laws;

(vi)

the Subscriber understands that if it decides to offer, sell, pledge or otherwise transfer the Shares or the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Corporation; (B) pursuant to an effective registration statement under the 1933 Act, (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws, (D) in accordance with the provisions of Regulation S, if available, or (E) in a transaction that does not otherwise require registration under the 1933 Act or any other applicable Securities Laws and in the case of an offer or sale pursuant to an exemption from the registration requirements of the 1933 Act, the Corporation may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Corporation confirming that the sale is not subject to the registration requirements of the 1933 Act; and

(vii)

the purchase of the Units has not been made through or as a result of any general solicitation or general advertising (as such terms are defined in Rule 502(c) of Regulation D), any press release, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising and the distribution of the Units has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display or as part of a general solicitation;

(i)	if the Subscriber is resident outside of Canada and the United States, the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the Securities Regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Subscriber’s Units;

(ii)

the Subscriber is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable Securities Laws or, if such are not applicable, the Subscriber is permitted to purchase the Units under the applicable Securities Laws of the Securities Regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)

the applicable Securities Laws of the authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any Securities Regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

	(iv)	the purchase of the Subscriber’s Units by the Subscriber does not trigger:

		A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

		B.	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and

the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (iii), (iv) and (v) above to the satisfaction of the Corporation, acting reasonably;

(j)

neither the Subscriber nor any party on whose behalf it is acting has been created or is being used primarily to permit the purchase of the Units without a prospectus in reliance on an exemption from the prospectus requirements of applicable securities legislation;

(k)

if the Subscriber is an individual, the Subscriber has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto and if the Subscriber is not an individual, this Subscription Agreement has been duly and validly authorized, executed and delivered by the undersigned and if the Subscriber is a corporation, it has been duly incorporated and validly exists under the laws of its jurisdiction of incorporation or continuance and this Subscription Agreement has been duly and validly authorized by all necessary corporate action;

(l)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(m)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound or the termination of any such agreement;

(n)

the Subscriber is capable of assessing and evaluating the risks and merits of this investment as a result of the Subscriber’s financial, investment or business experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof, and the Subscriber or, where it is not purchasing as principal, each beneficial purchaser is able to bear the economic loss of its investment;

(o)

the delivery of this Subscription Agreement, the acceptance of it by the Corporation and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Corporation to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(p)

the Subscriber is not a “control person” of the Corporation as defined in the applicable Securities Laws, will not become a “control person” by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Corporation;

(q)	neither the Subscriber nor any party on whose behalf it is acting is an investment club;

(r)

the Subscriber (or, if applicable, others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or, if applicable, others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(s)

the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the applicable Securities Laws) in the affairs of the Corporation that has not been generally disclosed to the public, save knowledge of this particular transaction;

(t)

the Subscriber will execute and deliver within the approved time periods, all documentation as may be required by applicable Securities Laws and any other applicable law to permit the purchase of the Units on terms herein set forth;

(u)

if required by applicable Securities Laws or any other applicable law, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issuance of the Units as may be required;

(v)

other than as approved by the Corporation, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee and if any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(w)	the Subscriber (and, if applicable, others for whom it is contracting hereunder) is not:

(i)	a licensed broker or dealer in the United States,

(ii)	an affiliate of a licensed broker or dealer in the United States,

(iii)	acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Securities, or

(iv)	an affiliate of any person that is acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Securities; and

(x)

the funds representing the Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the PCMLTFA and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge (i) none of the subscription funds to be provided by the Subscriber (a) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (b) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and provide the Corporation with appropriate information in connection therewith.

7. Legends.

(a)	Shares:

(i)

the Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Shares will bear the following legend mandated by Canadian Securities Laws:

CANADIAN LEGEND:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”;

and, if applicable, the following Exchange legend:

TSX VENTURE EXCHANGE LEGEND:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”

provided that subsequent to the expiry of such period, the certificate representing such securities may be exchanged for a certificate not bearing these legends.

The certificates representing the Shares will also bear the following legend mandated by the Securities Laws in the United States:

U.S. LEGEND:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

(b)	Warrants:

	(i)	the Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Warrants will bear the following legend:

“THESE WARRANTS ARE NOT TRANSFERABLE.”

In addition, the certificates representing the Warrants will bear the following legend mandated by the Securities Laws in the United States:

“THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

(c)	Warrant Shares:

(i)

the Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing any Warrant Shares issued upon exercise of Warrants on or before the date that is four months and one day after the Closing Date will bear the following legend mandated by Canadian Securities Laws:

CANADIAN LEGEND:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”

and, if applicable, the following Exchange legend:

TSX VENTURE EXCHANGE LEGEND:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”

provided that subsequent to the expiry of such period, the certificate representing such securities may be exchanged for a certificate not bearing these legends.

In addition, the certificates representing any Warrant Shares issued upon exercise of the Warrants will bear the following legend mandated by the U.S. securities laws:

U.S. LEGEND:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

8. Representations, Warranties and Covenants of the Corporation. The Corporation hereby represents, warrants, covenants and agrees with the Subscriber as follows:

(a)	the Corporation will promptly comply with all filing and other requirements under all applicable Securities Laws in connection with the Offering; and

(b)	on the Closing Date, the Corporation will have taken all necessary steps to duly and validly create and issue the Shares and the Warrants (and the Warrant Shares issuable upon exercise thereof).

9. Acknowledgements. The Subscriber acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon by the Corporation and its legal counsel in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units under applicable Securities Laws. The Subscriber further agrees that by accepting delivery of the Shares and the Warrants on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Units and still continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Securities. The Corporation and its respective legal counsel shall be entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement, and the Subscriber shall indemnify and hold harmless the Corporation and its legal counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentations or any breach or failure to comply with any covenant or agreement herein of the Subscriber.

10. Nature of Subscription. This subscription is irrevocable.

11. Delivery of Securities. The Subscriber hereby authorizes and directs the Corporation to deliver certificates representing the Shares and the Warrants to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in this Subscription Agreement.

12. Return of Subscription Funds. The Subscriber hereby authorizes and directs the Corporation to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest or penalty.

13. Acceptance of Subscription. This subscription may be accepted in whole or in part by the Corporation at its sole discretion and the right is reserved to the Corporation at its sole discretion to allot to any Subscriber less than the amount of Units subscribed for. Confirmation of acceptance or rejection of this subscription will be forwarded to the Subscriber promptly after the acceptance or rejection of the subscription by the Corporation. If this subscription is rejected in whole, the funds delivered by the Subscriber to the Corporation representing the purchase price for the Units subscribed for herein will be promptly returned to the same account from which the funds were drawn. If this subscription is accepted only in part, the funds representing the portion of the Subscription Price representing that portion of the subscription for the Units which is not accepted will promptly be similarly returned.

14. Costs. All costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel obtained by the Subscriber) relating to the sale of the Units to the Subscriber shall be borne by the Subscriber.

15. Execution of Subscription Agreement. The Corporation shall be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Corporation of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Corporation at Closing, the Corporation and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

16. Collection of Personal Information. The Subscriber acknowledges and consents to the fact that the Corporation is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities, (b) the Corporation's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the PCMLTFA and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Schedule “D” to this Subscription Agreement and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Corporation, all as may be required by the Corporation in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)

the Corporation may deliver to any securities commission having jurisdiction over the Corporation, the Subscriber or this subscription, including the British Columbia Securities Commission, the Alberta Securities Commission and the Ontario Securities Commission and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Corporation owned by the Subscriber, the number of Units purchased by the Subscriber and the total purchase price paid for such Units, the prospectus exemption relied on by the Corporation and the date of distribution of the Units,

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities laws, and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON M5H 3S8
Telephone: (416) 593-8086

17. Anti-Money Laundering Legislation. In order to comply with legislation aimed at the prevention of money laundering, the Corporation may require additional information concerning investors from time to time and the Subscriber agrees to provide all such information. The Subscriber acknowledges that if, as a result of any information or other matter which comes to the Corporation's attention, any director, officer or employee of the Corporation or any investment advisor, or their respective professional advisors, knows or suspects that an investor is engaged in money laundering, such person is required to report such information or other matter to the Financial Transactions and Reports Analysis Centre of Canada and such report shall not be treated as a breach of any restriction upon the disclosure of information imposed by Canadian law or otherwise.

18. Governing Law. The contract arising out of this Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

19. Survival of Representations and Warranties. The covenants, representations and warranties contained herein shall survive the Closing and continue in full force and effect for a period of two years following the Closing.

20. Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber, the Corporation and their respective heirs, executors, administrators, successors and assigns; provided however, that: (a) this Subscription Agreement may not be assigned by the Subscriber without the consent of the Corporation, in their discretion, other than the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner; and (b) this Subscription Agreement may not be assigned by the Corporation without the consent of the Subscriber, acting reasonably. The benefits and the obligations of this Subscription Agreement, insofar as they apply to the Subscriber, shall pass with any assignment or transfer of the Securities.

21. Entire Agreement and Headings. Except as otherwise stated herein, this Subscription Agreement (including the schedules hereto) constitutes the entire agreement between the Subscriber and the Corporation relating to the subject matter hereof and there are no representations, warranties, covenants, understandings or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

22. Effective Date. The Subscription Agreement is intended to and shall take effect on the date it has been accepted by the Corporation.

23. Time of Essence. Time shall be of the essence of this Subscription Agreement.

24. Language. It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English only. Il est de la volonté expresse du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise uniquement.

25. Currency. All references herein to monetary amounts are to lawful money of Canada, unless otherwise specified.

SCHEDULE “A”

ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached.

The undersigned Subscriber hereby represents, warrants and certifies to the Corporation, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be, correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below:

[ ]	(1)	a Canadian financial institution, or a Schedule III bank.

[ ]	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).

[ ]	(3)

a subsidiary of any person referred to in paragraphs (1) or (2), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

[ ]	(4)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

[ ]	(5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (4).

[ ]	(6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.

[ ]	(7)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec.

[ ]	(8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

[ ]	(9)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.

[ ]	(10)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000.

[ ]	(11)

an individual whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

[ ]	(12)	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000.

[ ]	(13)	a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements.

[ ]	(14)	an investment fund that distributes or has distributed its securities only to

(a)	a person that is or was an accredited investor at the time of the distribution,

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(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or

(c)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106.

[ ]	(15)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

[ ]	(16)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

[ ]	(17)	a person acting on behalf of a fully managed account managed by that person, if that person

		(a) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

		(b) in Ontario, is purchasing a security that is not a security of an investment fund.

[ ]	(18)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

[ ]	(19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) to (4) or paragraph (9) in form and function.

[ ]	(20)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

[ ]	(21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.

[ ]	(22)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(a)	an accredited investor, or

(b)	an exempt subscriber in Alberta or British Columbia after NI 45-106 comes into force.

Note: A summary of the meanings of some of the terms used in this Accredited Investor Status Certificate follows the signature block below.

Dated _____________________________, 20____.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

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For the purposes of this Accredited Investor Status Certificate, the following definitions are included for convenience:

(a)	“affiliate” means that an issuer is an affiliate of another issuer if:

(i) one of them is the subsidiary of the other, or

(ii) each of them is controlled by the same person.

(b)	“Canadian financial institution” means

(i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“control” means as follows: a person (first person) is considered to control another person (second person) if:

(i)

the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(iii) the second person is a limited partnership and the general partner of the limited partnership is the first person;

(e)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(f)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the securities legislation;

(g)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“mutual fund” means:

(i) for the purposes of British Columbia law,

(A)

an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security,

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(B)	an issuer described in an order that the commission may make under section 3.2 of the Securities Act (BC), and

(C)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the commission may make under section 3.1 of the Securities Act (BC);

(ii)	for the purposes of Alberta law,

(A)

an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

	(B)	an issuer that is designated as a mutual fund under section 10 of the Alberta Securities Act (Alberta) or in accordance with the regulations,

but does not include an issuer, or class of issuers, that is designated under section 10 of the Alberta Securities Act (Alberta) not to be a mutual fund;

(iii)

for the purposes of Ontario law, an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value as a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(iv)	for the purposes of Quebec law, a company issuing shares which must, on request of the holder, redeem them at their net asset value;

(i)	“non-redeemable investment fund” means an issuer:

	(i)	whose primary purpose is to invest money provided by its security holders;

	(ii)	that does not invest,

		(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

		(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

	(iii)	that is not a mutual fund;

(j)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

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	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“portfolio adviser” means:

	(i)	a portfolio manager; or

(ii)

a broker or investment dealer exempted from registration as an adviser under section 148 of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that section;

(l)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets; and

(m)	“spouse” means an individual who:

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(n)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

SCHEDULE “B”

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached. In this certificate, dollar amounts are stated in U.S. dollars.

The Subscriber hereby represents, warrants and certifies to the Corporation, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below:

[ ]	(1)

a natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this certificate exceeds $1,000,000, excluding the value of the primary residence of such person(s) and the related amount of indebtedness secured by the primary residence up to its fair market value;

[ ]	(2)

a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	(3)

an organization described in Section 501(c)(3) of the Internal Revenue Code (United States), a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

[ ]	(4)

a “bank” as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(a)(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

[ ]	(5)	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

[ ]	(6)	a director or executive officer of the Corporation,

[ ]	(7)

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

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[ ]	(8)	an entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Dated _____________________________, 20____.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

SCHEDULE “C”

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name:_______________________________________________________________________________

	(b)	Complete Address: _____________________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation: _____________________________________________________

2.	(a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? ____________________________________

	(b)	the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? ____________________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

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4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

	(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at __________________ on ___________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature
appears above)

THIS IS NOT A PUBLIC DOCUMENT

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SCHEDULE “D”

ACKNOWLEDGEMENT – PERSONAL INFORMATION

1.

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about each individual;

(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

(f)	to conduct enforcement proceedings; and

(g)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

2.

The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the British Columbia Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, 12th Floor, 701 West Georgia Street, Box 10142, Vancouver, BC V7Y 1L2, phone: (604) 899-6854.